Exhibit 10.1C
Attachment C to Letter Agreement 6-1162-AKP-110R3 (Model 777)
QADP Rights Aircraft Delivery Quarters and Exercise Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA No. 1980	SA No. 21	Page 1 of 1